Intangible assets, net	12 Months Ended
Mar. 31, 2026
Finite-Lived Intangible Assets, Net [Abstract]
Intangible assets, net
16.
Intangible assets, net

	As of March 31,
	2025	2026
	RMB	RMB
	(in millions)
User base and customer relationships	48,565	39,871
Trade names, trademarks and domain names	26,936	26,948
Non-compete agreements	6,030	5,745
Developed technology and patents	4,823	6,317
Licensed copyrights (Note 2(x)) and others	8,001	7,703
	94,355	86,584
Less: accumulated amortization and impairment	(73,444)	(69,601)
Net book value	20,911	16,983

During the years ended March 31, 2024, 2025 and 2026, the Company acquired intangible assets amounting to RMB602 million, RMB1,544 million and RMB408 million, respectively, in connection with business combinations, which were measured at fair value upon acquisition. Details of intangible assets acquired in connection with business combinations are included in Note 4.

During the year ended March 31, 2024, considered lower than expected profitability as a result of uncertainties in the market environment, the Company recognized impairment on intangible assets of RMB12,089 million primarily relating to trade names, trademarks and domain names relating to an asset group under All others. The fair value of the asset group is determined based on its market capitalization.

16.
Intangible assets, net (Continued)

The estimated aggregate amortization expenses for each of the five succeeding fiscal years and thereafter are as follows:

Amounts
RMB
(in millions)
For the year ending March 31,
2027	3,833
2028	2,913
2029	2,331
2030	2,142
2031	1,713
Thereafter	4,051
16,983